Exhibit 10.2

EXECUTION VERSION
LENDER EXTENSION AGREEMENT SUPPLEMENT

SUPPLEMENT, dated as of June 3, 2022, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, as amended by the First Amendment dated as of June 1, 2015, by the Second Amendment dated as of May 27, 2016, by the Third Amendment dated as of May 2, 2017, by the Fourth Amendment dated as of May 2, 2018, by the Fifth Amendment dated as of May 3, 2019, by the Sixth Amendment and Extension Agreement, dated as of April 29, 2021, by the Seventh Amendment and Extension Agreement, dated as of April 26, 2022 (the “Seventh Amendment and Extension Agreement”) and as further amended, supplemented or otherwise modified from time to time (the “Credit Agreement”) among AIR LEASE CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Credit Agreement provides in Section 2.1(g) thereof that the Borrower may request to extend the Termination Date with respect to the Commitments and the Loans annually;

WHEREAS, pursuant to the Extension Request, dated as of April 25, 2022 by Arab Banking Corporation (B.S.C.), New York Branch (“Arab Banking Corporation”), Arab Banking Corporation requested 15 Business Days to notify the Borrower and the Administrative Agent of its desire to extend the maturity of its Commitment and Loans; and

WHEREAS, the undersigned has informed the Borrower that it desires to extend the Termination Date of its Commitments and Loans and the Borrower desires to consent to such extension;

NOW, THEREFORE, the undersigned hereby agrees as follows:

1.The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the Borrower and the Administrative Agent, extend the Termination Date of its Commitments and Loans (such extended Termination Date to be May 5, 2026). As of the date hereof and after giving effect to the Seventh Amendment and Extension Agreement, Arab Banking Corporation has a Commitment of $125,000,000.

2.The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements most recently delivered pursuant to Sections 6.1(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.15(e) of the Credit Agreement.

3.The undersigned hereby confirms and agrees that the Termination Date in respect of its Commitment is May 5, 2026.

4.This Supplement constitutes an Extension Agreement under the Credit Agreement.

5.The address for notices for the undersigned for the purposes of the Credit Agreement is as follows:

Arab Banking Corporation (B.S.C.), New York Branch
140 East 45th Street, 38th Floor
New York, NY 10017

6.Terms defined in the Credit Agreement shall have their defined meanings when used herein.

7.Any signature to this Supplement may be delivered by facsimile, electronic mail (including pdf), DocuSign or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Supplement.

IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

ARAB BANKING CORPORATION (B.S.C), NEW YORK BRANCH

By:	/s/ David Giacalone
Name: David Giacalone
Title: Chief Risk Officer
By:	/s/ Tony Berbari
Name: Tony Berbari
Title: General Manager

[Signature Page to ABC Lender Extension Agreement Supplement]

Accepted and agreed to as of
the date first written above:

AIR LEASE CORPORATION

By:	/s/ Gregory B. Willis
Name: Gregory B. Willis
Title: Executive Vice President and Chief Financial Officer

[Signature Page to ABC Lender Extension Agreement Supplement]

Accepted and agreed to as of
the date first written above:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Cristina Caviness
Name: Cristina Caviness
Title: Executive Director

[Signature Page to ABC Lender Extension Agreement Supplement]